                                                                   EXHIBIT 10.71
                 AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT
                           Dated as of March 31, 2000

         This Amendment No. 3 to Revolving Credit Agreement, dated as of March 31, 2000 (this "Amendment"), amends that certain Revolving Credit Agreement, dated as of December 22, 1997, (as amended and in effect from time to time, the "Credit Agreement"), by and among PERKINS FAMILY RESTAURANTS, L.P., a Delaware limited partnership ("Perkins"), THE RESTAURANT COMPANY, a Delaware corporation ("TRC"), PERKINS RESTAURANTS, INC., a Minnesota corporation ("PRI"), and PERKINS MANAGEMENT COMPANY, INC., a Delaware corporation ("PMC"), and PERKINS FINANCE CORP., a Delaware corporation (together with TRC, PRI and PMC, the "Original Guarantors"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association and the other lending institutions listed on
Schedule 1 thereto (the "Banks"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent and administrative agent for the Banks (the "Agent"), and BANK OF AMERICA, N.A. (f/k/a Nationsbank, N.A.), as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement.

         WHEREAS, pursuant to the Joinder and Amendment No. 2, dated as of December 20, 1999, by and among Perkins, the Original Guarantors, the Banks, the Agent and the Syndication Agent, TRC joined the Credit Agreement and the Loan Documents and agreed to become a Borrower under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and Loan Documents applicable to it as a Borrower;

         WHEREAS, as of the Merger Date, Perkins, PRI and PMC merged with and into TRC such that TRC became the sole Borrower under the Credit Agreement (TRC is hereinafter referred to as the "Borrower");

         WHEREAS, pursuant to a Guaranty, dated as of December 20, 1999, by The Restaurant Holding Corporation ("TRHC") in favor of the Agent and the Banks, TRHC has guaranteed all of the Borrower's obligations to the Banks and the Agent under or in respect of the Credit Agreement and the other Loan Documents and became a Guarantor under the Credit Agreement; and

         WHEREAS, the parties hereto wish to amend the Credit Agreement as hereinafter set forth.

         SS.1.      AMENDMENTS TO CREDIT AGREEMENT.

         SS.1.1.    DEFINITIONS.  Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) The definition of "Revolving Credit Loan Maturity Date" set forth in ss.1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "REVOLVING CREDIT LOAN MATURITY DATE.  January 1, 2005."


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         (b)        The definition of "Applicable Margin" set forth in ss.1.1
of the Credit Agreement is hereby amended by deleting the table set forth in such definition and substituting in lieu thereof the following table:

         -----------------------------------------------------------------------------------------
                                                     BASE RATE              EURODOLLAR RATE LOANS
           LEVEL             LEVERAGE RATIO            LOANS                AND LETTERS OF CREDIT
         -----------------------------------------------------------------------------------------
             I                   <2.75:1                   0%                      2.00%
         -----------------------------------------------------------------------------------------
            II            >=2.75:1 and <3.50:1          0.50%                      2.50%
         -----------------------------------------------------------------------------------------
           III                 >=3.50:1                 1.00%                      3.00%
         -----------------------------------------------------------------------------------------

         (c) The definitions of "Improvement Capital Expenditures", "New Site Capital Expenditures" and "Remodeling Capital Expenditures" set forth in ss.1.1 of the Credit Agreement are hereby deleted in their entirety.

         (d) The definition of "Consolidated Cash Flow" set forth in ss.1.1 of the Credit Agreement is hereby amended by adding the following text immediately before the period at the end of such definition: ", plus (j) without duplication, to the extent deducted in the calculation of Consolidated Net Income for such period, and only to the extent such interest is not paid or payable in cash during such period, interest on the Discount Notes for such period".

         (e) The definition of "Consolidated EBITDA" set forth in ss.1.1 of the Credit Agreement is hereby amended by adding the following text immediately before the period at the end of such definition: ", plus (h) without duplication, to the extent deducted in the calculation of Consolidated Net Income for such period, and only to the extent such interest is not paid or payable in cash during such period, interest on the Discount Notes for such period".

         SS.1.2.    PERMITTED  ACQUISITIONS.  The Credit  Agreement is hereby
further amended by deleting each reference to "New Site Capital Expenditures" set forth in ss.10.5(c)(vi)(A) and substituting in lieu thereof the text "Capital Expenditures".

         SS.1.3.    LEVERAGE  RATIO.  The Credit Agreement is hereby further
amended by deleting the table set forth in ss.11.1 and substituting in lieu thereof the following table:

         ------------------------------------------------------------------
                         Period                                  Ratio
         ------------------------------------------------------------------
                    12/31/99 - 12/30/01                          3.75:1
         ------------------------------------------------------------------
                    12/31/01 - 12/30/02                          3.50:1
         ------------------------------------------------------------------
                    12/31/02 - 12/30/03                          3.25:1
         ------------------------------------------------------------------
             12/31/03 and at all times thereafter                3.00:1
         ------------------------------------------------------------------

         SS.1.4.    INTEREST COVERAGE RATIO.  The Credit Agreement is hereby
further amended by deleting the table set forth in ss.11.4 and substituting in lieu thereof the following table:


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                                      -3-

         ------------------------------------------------------------------
                         Period                                  Ratio
         ------------------------------------------------------------------
                    12/31/99 - 12/30/02                          3.00:1
         ------------------------------------------------------------------
                    12/31/02 - 12/30/03                          3.25:1
         ------------------------------------------------------------------
             12/31/03 and at all times thereafter                3.50:1
         ------------------------------------------------------------------

         SS.1.5.    CAPITAL  EXPENDITURES.  The Credit  Agreement is hereby
further amended by deleting ss.11.5 thereto and substituting in lieu thereof the following new ss.11.5:

                    "11.5. CAPITAL EXPENDITURES. The Borrower will not make, and will not permit any of its Subsidiaries to make, Capital Expenditures during any fiscal year that exceed, in the aggregate, an amount equal to Consolidated EBITDA for such fiscal year minus Consolidated Total Interest Expense for such fiscal year."

         SS.2.      REPRESENTATIONS  AND  WARRANTIES.  The Borrower and each of the Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, each as amended by this Amendment, (i) were true and correct in all material respects when made, and (ii) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

         (b) Authority, Etc. The execution and delivery by the Borrower and the each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate proceedings by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of any corporate charter or by-laws of, or any agreement or other instrument binding upon, the Borrower or any Guarantor.

         (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms. Immediately prior to and immediately after and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

         SS.3.      AFFIRMATION OF BORROWER AND THE GUARANTORS.

         (a) The Borrower hereby affirms its absolute and unconditional promise to pay to each Bank and the Agent the Obligations due under the Notes, the Credit Agreement as


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                                      -4-


amended hereby, and the other Loan Documents, at the times and in the amounts provided for therein. The Borrower confirms and agrees that (i) the Obligations of the Borrower to the Banks and the Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Credit Agreement" in the Security Documents shall hereafter refer to the Credit Agreement as amended hereby.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations to the Banks and the Agent under the Credit Agreement, as amended hereby. Each of the Guarantors hereby confirms and agrees that the Guaranty shall hereafter constitute a guaranty of the Obligations under the Credit Agreement as amended hereby.

         SS.4.      CONDITIONS TO EFFECTIVENESS.  This Amendment  shall be
effective as of the date hereof upon the satisfaction of each of the following conditions precedent:

         (a) The Agent shall have received an original counterpart signature to this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Banks and the Agent; and

         (b) The Borrower shall have paid to the Agent, for the pro rata accounts of the Banks, an amendment fee in an amount equal to twenty-five hundredths of one percent (0.25%) on the Total Revolving Credit Commitment.

         SS.5.      MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees and expenses).


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                                      -5-


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal of the date first written above.



                                     THE RESTAURANT COMPANY


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:



                                     PERKINS FINANCE CORP., as Guarantor


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:



                                     THE RESTAURANT HOLDING
                                       CORPORATION, as Guarantor


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:



                                     FLEET NATIONAL BANK (f/k/a BankBoston,
                                       N.A.), individually and as Agent


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:




                                     BANK OF AMERICA, N.A. (f/k/a
                                       Nationsbank, N.A.), individually and as
                                       Syndication Agent



                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:



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                                      -6-


                                     FIRST AMERICAN NATIONAL BANK


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:



                                     FLEET BUSINESS CREDIT CORPORATION


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title: